Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is entered into as of July 18, 2017 by and among JBG Smith Properties, a Maryland real estate investment trust (the “Company”), and the holders listed on Schedule I hereto (each an “Initial Holder” and, collectively, the “Initial Holders”).

RECITALS

WHEREAS, the Company and JBG SMITH Properties LP, a Delaware limited partnership (the “Operating Partnership”), have concurrently engaged in certain combination transactions as more fully set forth in that certain Master Transaction Agreement dated as of October 31, 2016 by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc., the Company and the Operating Partnership (the “Combination Transactions” pursuant to which the Initial Holders have concurrently received, in exchange for their (or certain related parties’) respective interests in the entities participating in the Combination Transactions common shares of beneficial interest of the Company, par value $0.01 per share (the “Common Shares”); and

WHEREAS, as a condition to the Combination Transactions, the Company has agreed to grant the Initial Holders and their permitted assignees and transferees the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1.                                 Definitions.  The following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized by law to close.

“Charter” means the Articles of Amendment and Restatement of the Company as filed with the Secretary of State of the State of Maryland on July 17, 2017, as the same may be amended, modified or restated from time to time.

“Combination Transactions” has the meaning set forth in the recitals hereof.

“Commission” means the Securities and Exchange Commission.

“Common Shares” has the meaning set forth in the recitals hereof.

“Company” has the meaning set forth in the preamble hereof.

“End of Suspension Notice” has the meaning set forth in Section 2.9(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means (i) any Initial Holder who is the record or beneficial owner of any Registrable Security or (ii) any assignee or transferee of such Initial Holder (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Charter, and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof.

“Initial Holder” has the meaning set forth in the preamble hereof.

“Notice and Questionnaire” has the meaning set forth in Section 2.1(d).

“NYSE” means The New York Stock Exchange.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Registrable Securities” means with respect to any Holder, Common Shares owned, either of record or beneficially, by such Holder that were received by such Holder or an Initial Holder in the Combination Transactions and any additional Common Shares issued as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise).

As to any particular Registrable Securities of a Holder, they shall cease to be Registrable Securities in respect of such Holder at the earliest time as one of the following shall have occurred:  (i) a registration statement (including a Resale Shelf Registration Statement) covering such shares shall have become effective and all such shares have been disposed of pursuant to such effective registration statement or unless such shares were issued pursuant to an effective registration statement, (ii) such shares have been publicly sold under Rule 144, (iii) all such shares may be sold in one transaction pursuant to Rule 144 or (iv) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the

Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares subsequently may be resold or otherwise transferred by such transferee without registration under the Securities Act.

“Registration Expenses” shall have the meaning set forth in Section 2.3.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a).

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Suspension Notice” shall have the meaning set forth in Section 2.9(a).

ARTICLE II

REGISTRATION RIGHTS

Section 2.1.                                 Shelf Registration.

(a)                                 Subject to Section 2.9, the Company shall use commercially reasonable efforts to prepare and file, on or before the first Business Day that is sixty (60) days after the consummation date of the Combination Transactions, a “shelf” registration statement with respect to the resale of the Registrable Securities by the Holders thereof on an appropriate form that complies in all material respects with applicable Commission rules for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Resale Shelf Registration Statement”) and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Resale Shelf Registration Statement and shall use commercially reasonable efforts to cause such Resale Shelf Registration Statement to become effective as promptly as practicable thereafter. Subject to Sections 2.1(c) and 2.9, the Company shall keep such Resale Shelf Registration Statement continuously effective for a period ending when all Common Shares covered by the Resale Shelf Registration Statement are no longer Registrable Securities.

(b)                                 [Intentionally Omitted].

(c)                                  Subsequent Filing.  The Company shall prepare and file such additional registration statements as necessary every three (3) years and use its commercially reasonable efforts to cause such registration statements to become effective so that a Resale Shelf Registration Statement remains continuously effective, subject to Section 2.9, with respect to resales of Registrable Securities as and for the periods required under Sections 2.1(a), as applicable (such subsequent registration statements to constitute a Resale Shelf Registration Statement hereunder).

(d)                                 Notice and Questionnaire.  At the request of the Company, each Holder shall deliver a duly completed and executed written notice (each such notice, a “Notice and Questionnaire”) to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Resale Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof. At the time a Resale Shelf Registration Statement becomes effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in such Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement not less than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof. Any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Resale Shelf Registration Statement.

Section 2.2.                                 Registration Procedures; Filings; Information.  Subject to Section 2.9 hereof, in connection with any Resale Shelf Registration Statement under Section 2.1(a), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof as quickly as practicable.  In connection with any Resale Shelf Registration Statement:

(a)                                 At the request of the Selling Holder, the Company will, prior to filing a Resale Shelf Registration Statement or prospectus or any amendment or supplement thereto, furnish without charge to each Selling Holder of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein, but excluding any documents to be incorporated by reference therein that are publicly available on the Commission’s EDGAR system) the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(b)                                 After the filing of a Resale Shelf Registration Statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(c)                                  The parties hereto hereby acknowledge that, generally, pursuant to Section 18 of the Securities Act, no state securities laws requiring, or with respect to, registration or qualification of securities or securities transactions will apply to a security that is a “covered security” (as defined therein). “Covered securities,” for purposes of Section 18 of the Securities Act, includes securities listed or authorized for listing on the NYSE (or certain other national securities exchanges) and securities of the same issuer that are equal in seniority or senior to such securities. In the event that the Shares cease to constitute covered securities, subject to the conditions set forth in this Agreement, the Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to general taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.  The Company will promptly notify each Selling Holder of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose.

(d)                                 The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Resale Shelf Registration Statement for sale in any jurisdiction; or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(e)                                  The Company will use commercially reasonable efforts to cause all Registrable Securities covered by such Resale Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(f)                                   In addition to the Notice and Questionnaire, the Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.  No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information.  Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not misleading in light of the circumstances in which they were made.

(g)                                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.2(b) or (d) or upon receipt of a Suspension Notice, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, if applicable, copies of any supplemented or amended prospectus contemplated by clause (ii) of Section 2.2(d) or, if applicable, prepared under Section 2.9(a), and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

Section 2.3.                                 Registration Expenses.  In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless whether such registration statement is declared effective by the Commission:  (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of its counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company, (vii) all fees and disbursements of the Company’s auditors, including in connection with the preparation of comfort letters, and any transfer agent and registrar fees, and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. Registration Expenses shall not include any brokerage and sales commission fees and disbursements of any counsel, accountants and other advisors of any Holder, and any transfer taxes relating to the sale or disposition of Common Shares by any Holder.

Section 2.4.                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, agents, partners, members, employees, managers, advisors, sub-advisors, attorneys, representatives and

Affiliates, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, as incurred, any and all losses, claims, damages, liabilities, judgments and expenses (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus, prospectus, or free writing prospectus relating to the Registrable Securities (in each case, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities, judgments or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein.

Section 2.5.                                 Indemnification by Holders of Registrable Securities.  Each Selling Holder agrees, severally but not jointly or jointly and severally, to indemnify and hold harmless the Company, its officers, directors, agents, employees, attorneys, representatives and Affiliates and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement, preliminary prospectus, prospectus or free writing prospectus relating to the Registrable Securities, or any amendment or supplement thereto.  In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.6; provided, however, that the total obligations of such Selling Holder under this Agreement (including, but not limited to, obligations arising under Section 2.7 herein) will be limited to an amount equal to the net proceeds actually received by such Selling Holder (after deducting any discounts and commissions) from the disposition of Registrable Securities pursuant to such registration statement.

Section 2.6.                                 Conduct of Indemnification Proceedings.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.4 or 2.5, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under this Section 2, except to the extent such Indemnifying Party is materially prejudiced by such failure.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and the Indemnified Party.  It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.4 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.5, the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

Section 2.7.                                 Contribution.  If the indemnification provided for in Section 2.4 or 2.5 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities, judgments or expenses that otherwise would have been covered by Section 2.4 or 2.5 hereof, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, judgments or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of each Selling Holder, on the other hand, in connection with such statements or omissions which resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities, judgments or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.7, no Selling Holder shall be required to contribute any amount which in the aggregate exceeds the amount by which the net proceeds actually received by such Selling Holder from the sale of its securities to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Selling Holder’s obligations to contribute pursuant to this Section 2.7, if any, are several in proportion to the proceeds of the offering actually received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

Section 2.8.                                 Rule 144.  The Company covenants that it will (a) make and keep public information regarding the Company available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act, (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.9.                                 Suspension of Use of Registration Statement.

(a)                                 Notwithstanding the provisions of Section 2.1(a), the Company shall be permitted to postpone the filing of any Resale Shelf Registration Statement, and from time to time to require Holders not to sell under the Resale Shelf Registration Statement or to suspend the use or effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable (but in no event shall the Company be entitled to exercise such right for more than an aggregate of 180 days in any rolling 12-month period commencing on the date of this Agreement, except as a result of a refusal by the Commission to declare any post-effective amendment to the Resale Shelf Registration Statement effective after the Company has used all commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the Board of Directors of the Company determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, (B) the sale of Registrable Securities pursuant to the Resale Shelf Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, or (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of a proposed transaction described in clause (A) above, (y) disclosure of such proposed transaction would have a material adverse effect on the Company or the Company’s ability to consummate such proposed transaction, or (z) such proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Resale Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement a Resale Shelf Registration Statement on a post-effective basis, as applicable; or (ii) a majority of the Board of Directors of the Company determines in good faith that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Resale Shelf Registration Statement or file a post-effective amendment to the Resale Shelf Registration Statement in order to ensure that the prospectus included in the Resale Shelf Registration Statement (A) contains the information required under Section 10(a)(3) of the Securities Act; (B) discloses any facts or events arising after the effective date of a Resale Shelf Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) discloses any material information with respect to the plan of distribution that was not disclosed in the Resale Shelf Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to become effective or to promptly amend or supplement the Resale Shelf Registration Statement on a post-effective basis or to take such action as is necessary to permit resumed use of the Resale Shelf Registration Statement or filing thereof as soon as possible.

The Company will provide written notice (a “Suspension Notice”) to the Holders, if any, of the occurrence of any Suspension Event. If, as a result of a Suspension Event, the Resale Shelf Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Resale Shelf Registration Statement until the Holder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice, other than permanent file copies in the possession of such Holder’s counsel. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration Statement (or such filings) following receipt by the Holders of any prospectus contemplated by clause (ii) of this Section 2.9(a) and further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Selling Holders’ counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(b)                                 In connection with any Registration Statement utilized by the Company to satisfy its obligations under this Agreement, each Holder agrees to cooperate with the Company in connection with the preparation of the Resale Shelf Registration Statement, and each Holder agrees that it will (i) respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Resale Shelf Registration Statement and related prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Resale Shelf Registration Statement and related prospectus.

(c)           If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall use commercially reasonable efforts, taking into account the circumstances of the Company at such time, to file the required reports as promptly as commercially practicable, and shall notify the Holders as promptly as practicable when such suspension is no longer required.

Section 2.10.         Additional Shares.  The Company, at its option, may register under a Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares or any Common Shares owned by any other shareholder or shareholders of the Company.

ARTICLE III

MISCELLANEOUS

Section 3.1.           Remedies.  In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2.           Amendments and Waivers.  The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Securities; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of each Holder of Registrable Securities adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Securities but does not so adversely affect all of the Registrable Securities; provided, further, that the provisions of the preceding provision may not be amended or waived except in accordance with this sentence. Any waiver, permit, consent or approval of any kind or character on the part of any such Holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.  No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3.           Notices.  All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(1)           if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, c/o 4445 Willard Avenue, Suite 400, Chevy Chase, Maryland 20815, Attention: W. Matthew Kelly, or to such other address and to such other Persons as any Holder may hereafter specify in writing; and

(2)           if to the Company, initially at 4445 Willard Avenue, Suite 400, Chevy Chase, Maryland 20815, Attention:  Chief Executive Officer, or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 3.4.           Successors and Assigns; Assignment of Registration Rights.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties.  Any Holder may assign its rights under this Agreement without the consent of the Company in connection with a transfer of such Holder’s Registrable Securities; provided, that the Holder notifies the Company of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

Section 3.5.           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to conflict of laws principles.

Section 3.7.           Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8.           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.9.           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10.         Termination.  The obligations of the parties hereunder shall terminate with respect to a Holder when it no longer holds Registrable Securities and with respect to the Company when there are no longer Registrable Securities with respect to a Resale Shelf Registration Statement, except, in each case, for any obligations under Sections 2.3, 2.4, 2.5, 2.6, 2.7 and Article III.

Section 3.11.         Consent to Jurisdiction.

(a)           Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the State of Maryland, for the purpose of any action (whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action may be heard and determined exclusively in any Maryland state or federal court.

(b)           Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other action relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 3.11 shall affect the right of any party to serve legal process in any other manner permitted by law, (ii) consents to submit itself to the personal jurisdiction of any United States federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any action or proceeding relating to this Agreement or the transactions contemplated by this Agreement in any court other than any United States federal court located in the State of Maryland or any Maryland state court. Each of the Holders and the Company agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 3.12.         Waiver of Jury Trial.  The parties hereto (including any Initial Holder and any subsequent Holder) irrevocably waive any right to trial by jury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

JBG SMITH PROPERTIES

By:	/s/ Stephen Theriot
	Name:	Stephen Theriot
	Title:	Chief Financial Officer

W. Matthew Kelly
(as Attorney-in-Fact for the Initial Holders listed on Schedule I hereto)

By:	/s/ W. Matthew Kelly

[Signature Page to Registration Rights Agreement]